                      Securities and Exchange Commission
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                 June 29, 2000


                             XCEL MANAGEMENT, INC.
                         (Exact name of registrant as
                           specified in its charter)


    Delaware                       0-22814                      87-0363613
(State or other                  (Commission)                 (IRS Employer
jurisdiction of                  File Number)                Identification
 incorporation)                                                   Number)


                              1101 Broadway Plaza
                           Tacoma, Washington 98402
             (Address of principal executive offices and zip code)

                                (253) 284-2000
                        (Registrant's telephone number,
                             including area code)



         (Former name or former address, if changed since last report)
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Item 5. Other Events

        On June 15, 2000, Don Manzano resigned his position as President and Chief Operations Officer of the Registrant, and Mr. John P. Gorst will be acting as interim President and Chief Operations Officer. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 XCEL MANAGEMENT, INC.


Dated: June 29, 2000             By: /s/ John P. Gorst
                                    --------------------------------------
                                    John P. Gorst, Chief Executive Officer


                                 EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------
99.1                            Press Release, dated June 23, 2000.